Exhibit 99.1
Credit Suisse 13th Annual Financial Services Forum February 8, 2012
1 Important Disclosures Safe Harbor Statement Certain statements in this release and in any of Walter Investment Management Corp.'s public documents referred to herein, contain or incorporate by reference "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward- looking statements. Words such as "expect," "believe," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal," "apparent" and similar expressions, and the opposites of such words and expressions are intended to identify forward-looking statements. Forward-looking statements, including the guidance provided in this release, are based on the Company's current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. The risks and uncertainties referred to above include, but are not limited to: local regional, national and global economic and political trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular; the occurrence of anticipated growth of the specialty servicing sector; the effects of competition from a variety of local, regional, national and other mortgage servicers; our ability to successfully integrate the Green Tree business into our historical business and to achieve expected synergies; the continuation of regulatory pressures on large banks relating to their mortgage servicing, as well as regulatory pressure on the rest of the mortgage servicing sector, including increased performance standards and reporting obligations, changes to our insurance business, including lender placed insurance for mortgagors, and/or the rights and obligations of property owners, mortgagees and tenants; the effect of Company risk management strategies, including the management and protection of personal and private information of our customers and mortgage holders and the protection of our information systems from third party interference (cyber-security); unexpected losses resulting from pending, threatened or unforeseen litigation or other third party claims against the Company; risks related to the financing incurred in connection with the acquisition of Green Tree, including our ability to achieve revenues sufficient to carry our debt and otherwise to meet the covenants of our debt; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission (the "SEC"). The acquisition of Green Tree has resulted in significant changes to our risk factors. The reader is directed to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 8, 2011 for a detailed explanation of our current risk factors. All forward-looking statements set forth herein are qualified by this cautionary statement and are made only as of February 8, 2012. The Company undertakes no obligation to update or revise the information contained herein, including without limitation, any forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law. Basis of Presentation Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended September 30, 2011.
2 Walter Investment Management Corp. - Overview Unique business services company providing specialized servicing of credit-sensitive residential loans. Customers are GSEs, major U.S. banks and other owners and servicers of residential loans. We service over one million loan accounts with an unpaid principal balance (UPB) of approximately $86 billion at December 31, 2011. Fee-based, capital-light business model designed to drive improved credit performance and meet high standards for regulatory compliance on serviced portfolios. Company overview Walter Investment (NYSE AMEX: WAC) total return Fifty-plus years of experience servicing credit-sensitive consumer loans using "high-touch" servicing protocols. Spun off from prior parent and began trading under ticker "WAC" in April 2009. Completed acquisition of Green Tree Credit Services on July 1, 2011. Based in Tampa, Florida with over 2,600 employees in 23 states. Market cap of $598 million as of February 3, 2012. 15% in 2011 222% Since Inception
3 Recent Highlights Record total of over 430,000 subserviced accounts with a UPB of over $57 billion added on a capital light basis in 2011. Favorable portfolio and servicing characteristics of new business included: Low capital requirement; attractive advancing requirements. Lower delinquencies; expect long average portfolio life. Capacity friendly; significantly leverages fixed cost over current & existing business, as well as future business. All Green Tree servicer ratings were raised or affirmed in 2011 by Moody's Investors Service, Fitch Ratings and Standard & Poor's Ratings Services, with a new U.S. residential primary servicer rating for prime product, assigned at "RPS2-" by Fitch. WAC stock price performance has been negatively impacted during January 2012 by rotation out of the stock by a top 5 holder and an intense public focus on industry/ regulatory issues. Reported Q3 2011 Pro Forma Adjusted EBITDA of $53.4 million and Core EPS of $0.58. Anticipate announcing Q4 results in early March 2012.
Compelling Investment Opportunity 4 Walter Investment is a leading business services company within a market segment that is expected to have extremely favorable growth prospects WAC's capital-light, fee-based business services model allows shareholders to participate in the significant growth opportunity in the sector while taking less balance sheet risk
5 Mortgage Market Experiencing Dramatic Change Economic outlook remains uncertain. Housing market at a bottom? Loans in foreclosure continue to increase. Significant bubble of at-risk assets remain in the pipeline. Single Family Delinquency Rates Specialty Servicing Market Update (CHART) Prime/traditional servicers still struggling. Credit owners continue to search for ways to improve portfolio performance. Regulatory requirements and changing servicing standards are now the major factor in moving accounts. Capacity is consolidating. Only a handful of servicers with capabilities and capacity to handle significant volumes. 1.6 million accounts with a UPB of over $250 billion moved to specialty servicers in 2011. Expect a significant increase in movement of accounts in 2012 and 2013. Will include both subservicing transfers and MSR sales.
6 Walter Investment's Differentiated Model $86BN UPB portfolio is 75% Subserviced: Minimizes I/O and portfolio performance risk Minimize advance funding requirements Can still approach MSR purchases opportunistically Distributed Servicing Platform: Allows for significant capacity increases Business Development: Focused on owner of credit and abilities to meet regulatory compliance requirements Custom protocols drive collections, improved portfolio performance and credit saves Incentive fee structures allow clients to pay for enhanced servicing protocols from credit savings achieved Diversified Revenue Streams from Ancillary Business: Asset recovery Insurance Investment Management
Servicing Business Model Differentiation 7 Capital Heavy Capital Light Ocwen(1) Nationstar(2) Green Tree(3) % of Portfolio from Subservicing 24% 55% 75% % of Portfolio from MSR 76% 45% 25% Advances (in bps of UPB) 353 42 15 Servicing UPB $106.4 billion $102.7 billion $86.0 billion Information obtained from Ocwen's 9/30/2011 10-Q Information obtained from Nationstar's S-1 filed with the SEC on 01/20/2012 Information as of 12/31/2011 WAC favors "capital light" business model with less balance sheet risk.
2012 Servicing Pipeline 2012 Servicing Pipeline 8
Recent Industry & Regulatory Developments 9 Walter Investment's deeply ingrained Culture of Compliance is both a selling point for new business and our best defense against regulatory issues for new business and our best defense against regulatory issues for new business and our best defense against regulatory issues The mortgage servicing sector has been the subject of intense focus on both industry and regulatory issues Regulatory Issue Expected WAC Impact CFPB Nonbank Supervision Program Minimal CFPB Investigation of PHH MI Practices None NYDFS Investigation of Lender Placed Insurance Minimal
Overview of WAC Insurance Business 10 Insurance Revenue by Product Type Key Highlights Total 2011 pro forma combined revenue of approx- imately $68 million. Green Tree Insurance Agency (GTIA) generates approximately 92% of that revenue. GTIA operates solely as an insurance agency/broker. Revenue consist of service fees and commission income generated from unaffiliated third-party insurance underwriters. Approximately 80% of revenue is from the legacy MH portfolio and another 8% from the legacy Walter portfolio. Lender placed insurance accounts for approximately 39% of insurance revenue - less than 5% of WAC's total revenue and less than 10% of pro-forma adjusted EBITDA. Walter also operated a small reinsurance provider that enabled it to offer non-underwritten policies and windstorm coverage in the Gulf Coast region. Walter terminated its reinsurance business effective 1/1/2012.
Regulatory Focus on Lender Placed Insurance 11 11
Estimated Servicing EBITDA Contribution by Vintage 12 2011 new business vintage will contribute significant EBITDA growth to 2012 % of 2011 and 2012 EBITDA coming from vintage year of boarding
13 EBITDA Guidance $200-$210 million $225-$240 million
14 Appendix
15 Use of Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Core earnings (pre-tax and after-tax) ,core earnings per share and pro-forma adjusted EBITDA are financial measures that are not in accordance with GAAP. See the Non-GAAP Reconciliations above for a reconciliation of these measures to the most directly comparable GAAP financial measures. Core earnings (pre-tax and after-tax) and core earnings per share measure the Company's financial performance excluding depreciation and amortization costs related to business combination transactions, transaction and merger integration-related costs, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs. Pro-forma adjusted EBITDA measures the Company's financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our first and second lien credit agreements, including, but not limited to pro-forma synergies. Core earnings (pre-tax and after-tax) and core earnings per share may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a means of evaluating our core operating performance. The Company believes that these Non-GAAP Financial Measures can be useful to investors because they provide a means by which investors can evaluate the Company's underlying key drivers and operating performance of the business, exclusive of certain adjustments and activities that investors may consider to be unrelated to the underlying economic performance of the business for a given period. Use of Core Earnings and Pro-Forma Adjusted EBITDA by Management The Company manages the business and has designed certain management incentives based upon the achievement of core earnings, pro-forma adjusted EBITDA and similar targets in order to assess the underlying operational performance of the continuing operations of the business for the year and to have a basis to compare underlying operating results to prior and future periods. Limitations on the Use of Core Earnings and Pro-Forma Adjusted EBITDA Since core earnings (pre-tax and after-tax) and core earnings per share measure the Company's financial performance excluding depreciation and amortization costs related to acquisitions, transaction and merger integration-related costs, certain other non-cash adjustments, and the net impact of the consolidated Non-Residual Trust VIEs, they may not reflect all amounts associated with our results as determined in accordance with GAAP. Pro-forma adjusted EBITDA measures the Company's financial performance excluding depreciation and amortization costs, corporate and MSR facility interest expense, transaction and merger integration-related costs, certain other non-cash adjustments, the net impact of the consolidated Non-Residual Trust VIEs and certain other items as defined by our first and second lien credit agreements, including, but not limited to pro-forma synergies, they may not reflect all amounts associated with our results as determined in accordance with GAAP Core earnings (pre-tax and after-tax), core earnings per share and pro-forma adjusted EBITDA involve differences from segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP. Core earnings (pre-tax and after-tax) ,core earnings per share and pro-forma adjusted EBITDA should be considered as supplementary to, and not as a substitute for, segment profit (loss), income (loss) before income taxes, net income (loss), basic earnings (loss) per share and diluted earnings (loss) per share computed in accordance with GAAP as a measure of the Company's financial performance. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP earnings. Further, the non-GAAP measures presented by Walter Investment may be defined or calculated differently from similarly titled measures of other companies. . .
16 Q3 2011 Core Earnings and Pro-forma EBITDA (1) Pro-forma adjusted EBITDA is presented in accordance with its definition in the Company's credit agreements and represents income before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net effect of the non-residual VIEs and certain other non-cash income and expense items. Pro-forma adjusted EBITDA also includes an adjustment to reflect pro-forma synergies and, for periods prior to the acquisition, adjustments to reflect Green Tree as having been acquired at the beginning of the year